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                                                                      EXHIBIT 99

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, Jeffrey M. Jagid and Ned Mavrommatis, hereby jointly certify as follows:

     (a) They are the Chief Executive Officer and the Chief Financial Officer, respectively, of I.D. Systems, Inc. (the "Company");

     (b) To the best of their knowledge, the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period certified.


                                          By:  /s/ Jeffrey M. Jagid
                                          Jeffrey M. Jagid
                                          Chairman and Chief Executive Officer
                                          Date: May 10, 2003

                                          By:  /s/ Ned Mavrommatis
                                          Ned Mavrommatis
                                          Chief Financial Officer
                                          Date: May 10, 2003



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